EXHIBIT 3.(i).1

           FILED               Articles of Incorporation      Filing fee: C73097
 IN THE OFFICE OF THE           (PURSUANT TO NRS 78)                 Receipt #:
SECRETARY OF STATE               STATE OF NEVADA
         OF THE
STATE OF NEVADA
       10819-95                                            [State Seal]
JUN 29 1995
                                 STATE OF NEVADA
                               Secretary of State

IMPORTANT: Read instruction on reverse side before completing this form.
                         TYPE OR PRINT (BLACK INK ONLY)

1.  NAME OF CORPORATION: Frozen Assets, Inc.

2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada (where process may be served)

Name of Resident Agent: Earl P. Gripentrog, Jr
--------------------------------------------------------------------------------
Street Address:  9321 Jumpin Juniper        Las Vegas              NV     89129
   -----------------------------------------------------------------------------
              Street No.  Street Name           City                        Zip
3.   SHARES: (number of shares the corporation is authorized to issue)
     Number of shares with par value: 100,000  Par value: $.01/share Number of
     shared without par value:    0
4. GOVERNING BOARD: shall be styled as (check one): X Directors Trustees The FIRST BOARD OF DIRECTORS shall consist of 2 member and the names and addresses are as follows (attach additional pages if necessary):

     Earl P. Gripentrog, Jr.              9321 Jumpin Juniper Las Vegas NV 89129
     ------------------------            ---------------------------------------
     Name                                Address                  City/State/Zip

    Gregory M. Shulman                  2008 Cedarcrest Court Las Vegas NV 89134
    -------------------------           ----------------------------------------
    Name                                Address                   City/State/Zip

5. PURPOSE (optional - see reverse side): The purpose of the corporation shall be:


6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (signatures must be obtained) (Attach additional pages if


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      there are more than two incorporators).

Earl P. Gripentrog, Jr.                                 Gregory M. Shulman
---------------------------                            -------------------------
      Name (print)                                         Name (print)

9321 Jumpin Juniper   Las Vegas NV 89129     2008 Cedarcrest Court, LV, NV 89134
----------------------------------------     -----------------------------------
Address                   City/State/Zip     Address              City/State/Zip

/s/Earl P Gripentrog, Jr.                             /s/Gregory M. Shulman
-------------------------                             -----------------------
    Signature                                                  Signature

State of  NV  County of Clark                State of  NV  County of Clark
This instrument was acknowledged before  This instrument was acknowledged before
me on                                    me on
      June 19  , 1995                             June 19   , 1995
    ------------------                          ------------------
Earl P. Gripentrog, Jr.                   Gregory M. Shulman
-----------------------                   -------------------
as Chairman                                as President
-----------------------                   -------------------
(Type of authority, e.g. president)       (Type of authority, e.g. president)
of Frozen Assets, Inc.                    of Frozen Assets, Inc.
(Name of party on behalf of whom          (Name of party on behalf of whom
   instrument was executed)                 instrument was executed)
  /s/ Judith A.  Koehn                       /s/ Judith A.  Koehn
-----------------------                      ----------------------
    Notary Public                                   Notary Public

                     (Affix seal)

8.   CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

I, Earl P. Gripentrog, Jr. hereby accept appointment as Resident Agent for the above named corporation.

     /s/ Earl P.  Gripentrog, Jr.                  6/19/95
---------------------------------                 ---------
     Signature of Resident Agent                    Date